Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of American Dental Partners, Inc. (the “Company”) for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gregory A. Serrao, Chairman, President and Chief Executive Officer of the Company, and Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory A. Serrao

Gregory A. Serrao, Chairman, President and Chief Executive Officer

August 5, 2010

/s/ Breht T. Feigh

Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer

August 5, 2010